EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Easy CD Yearbook, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Almaymoon Mawji, principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.


                                             /s/ Almaymoon Mawji
                                             -----------------------------------
                                             Almaymoon Mawji
                                             Principal Executive Officer
                                             December 30, 2008